UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 19, 2024
Date of Report (date of earliest event reported)
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BUNGE GLOBAL SA
(Exact name of registrant as specified in its charter)
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Switzerland (State of Incorporation)

000-56607 (Commission File Number)	98-1743397 (IRS Employer Identification Number)

Route de Florissant 13, 1206 Geneva, Switzerland	N/A
(Address of principal executive offices and zip code)	(Zip Code)

1391 Timberlake Manor Parkway Chesterfield, MO	63017
(Address of corporate headquarters )	(Zip Code)

(314) 292-2000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Registered Shares, $0.01 par value per share	BG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Bunge Exits Sugar and Ethanol Joint Venture with BP

On June 20, 2024, Bunge Global SA (“Bunge”) announced that Bunge Brasil Holdings B.V. (“BBHBV”), a wholly owned subsidiary of Bunge, entered into a definitive share purchase agreement on June 19, 2024 with BP Biofuels Brazil Investment Limited, whereby BBHBV will sell its 50% ownership share in BP Bunge Bioenergia, a joint venture formed to cultivate sugar cane, produce and sell sugar and sugar ethanol, and create power cogeneration activities, for an approximate total net amount of $800 million, depending on timing of closing and customary closing adjustments (the “Joint Venture Divestiture”).

The Joint Venture Divestiture is subject to customary closing conditions, including regulatory approvals. Subject to the foregoing, Bunge expects the Joint Venture Divestiture to occur in the fourth quarter of 2024.

A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including "may," "will," "should," "could," "expect," "anticipate," "believe," "plan," "intend," "estimate," "continue" and similar expressions. These forward-looking statements, which include those related to the Joint Venture Divestiture, are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements, which are described in our Securities and Exchange Commission ("SEC") filings, including those set forth in the Risk Factors section and under the heading "Cautionary Statement Regarding Forward Looking Statements" in our most recently filed Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which we filed on February 22, 2024. You are cautioned not to place undue reliance on Bunge’s forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date of this Current Report on Form 8-K, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Item 9.01 Financial Statements and Exhibits
(d):     Exhibits.

Exhibit No.	Description
99.1	Press Release announcing the Joint Venture Divestiture, dated June 20, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2024

BUNGE GLOBAL SA

By:	/s/Lisa Ware-Alexander
Name:	Lisa Ware-Alexander
Title:	Secretary